UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         December 20, 2012 (December 19, 2012)

EQT CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh,
Pennsylvania		15222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (412) 553-5700

(Former name or former address, if changed since last report)

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On December 19, 2012, EQT Corporation ( “EQT”) and its direct wholly owned subsidiary Distribution Holdco, LLC (“Holdco”) executed a definitive agreement (the “Master Purchase Agreement”) with PNG Companies LLC (“PNG Companies”), the parent company of Peoples Natural Gas Company LLC (“Peoples”), pursuant to which EQT and Holdco will transfer 100% of their ownership interests of Equitable Gas Company, LLC (“Equitable Gas”) and Equitable Homeworks, LLC (“Homeworks”) to PNG Companies in exchange for cash and other assets of, and new commercial arrangements with, PNG Companies and its affiliates.  Homeworks and Equitable Gas are direct wholly owned subsidiaries of Holdco.  Peoples is a portfolio company of SteelRiver Infrastructure Partners.

In connection with this transaction, EQT will receive the following cash and assets from, and will enter into the following commercial arrangements with, PNG Companies, Peoples and Peoples TWP LLC:

•                 Cash.  PNG Companies will pay $720 million cash to EQT at the closing of the transaction, subject to certain closing and post-closing adjustments.

•                 Assets.  At the closing of the transaction, Peoples will transfer certain natural gas midstream assets (the “Midstream Assets”) to EQT, including certain equipment upgrades to be completed by Peoples prior to closing.  To effect this transfer, EQT and Peoples have entered into an Asset Exchange Agreement whereby EQT will receive the Midstream Assets in exchange for its and its subsidiaries’ interests in certain of the assets of Equitable Gas (the “Asset Exchange Agreement”).  The parties intend to treat this transaction as a like-kind exchange for U.S. federal income tax purposes in accordance with Section 1031 of the Internal Revenue Code.

•                 Commercial arrangements.  Simultaneously with the execution of the Master Purchase Agreement and Asset Exchange Agreement, EQT (or, where applicable, affiliates of EQT) and Peoples (or, where applicable, affiliates of Peoples) have entered into a suite of commercial agreements, including, but not limited to, gas transportation agreements, gas transportation and storage agreements, and a gas purchase and sales agreement, pursuant to which EQT will provide gas transmission and storage services and supply natural gas to Peoples.  At the closing of the transaction, subject to the terms and conditions of the Master Purchase Agreement, EQT (or, where applicable, affiliates of EQT) and Peoples (or, where applicable, affiliates of Peoples) will, among other things, (i) enter into a gas purchase and sales agreement pursuant to which EQT will supply natural gas to Equitable Gas, (ii) extend the term of existing gas transportation and storage agreements pursuant to which EQT provides gas transportation and storage services to Equitable Gas, and (iii) enter into a transition services agreement.

The transfer of Equitable Gas and Homeworks and the receipt of the Midsteam Assets are cross-conditioned, such that neither transaction will occur unless both transactions can be completed.  The transactions are subject to various customary conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvement Act, receipt of the approval of the Pennsylvania Public Utility Commission, the West Virginia Public Service Commission and the Kentucky Public Service Commission, and issuance to EQT of a certificate from the Federal Energy Regulatory Commission with respect to the Midstream Assets.  The parties expect to receive the required approvals by the end of the fourth quarter of 2013.

The Master Purchase Agreement and the Asset Exchange Agreement contain certain customary representations and warranties between EQT and Holdco, on the one hand, and PNG Companies, on the other. The parties have also agreed to a variety of customary covenants and agreements, including, among other things, that during the period between the execution of the Master Purchase Agreement and Asset Exchange Agreement and the consummation of the transactions contemplated by these agreements, (i) Equitable Gas and Homeworks will conduct their respective businesses, and PNG Companies will operate the Midstream Assets, in the ordinary course consistent with past practice and (ii) Equitable Gas, Homeworks, and with respect to Midstream Assets, PNG Companies, will not engage in certain kinds of transactions.

The representations, warranties and covenants made by EQT, Holdco and PNG Companies in the Master Purchase Agreement and the Asset Exchange Agreement are qualified by, among other things, information in disclosure schedules that the parties delivered to one another in connection with the execution of the Master Purchase Agreement and the Asset Exchange Agreement.  Representations and warranties may be used as a tool to allocate risks between the parties to the Master Purchase Agreement and Asset Exchange Agreement, including where the parties do not have complete knowledge of all facts.  As a consequence, investors and others should not rely on the representations, warranties or covenants as characterizations of the actual state of facts or condition of EQT, Holdco, Equitable Gas, Homeworks, PNG Companies or Peoples.

The foregoing description of the Master Purchase Agreement and the Asset Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibit 2.1 and Exhibit 2.2 to this report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 20, 2012, the Company issued a press release with respect to the matters described above, a copy of which is furnished with this Form 8-K as Exhibit 99.1. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

2.1                            Master Purchase Agreement, dated as of December 19, 2012, by and among EQT Corporation, Distribution Holdco, LLC and PNG Companies LLC.  Schedules (and similar attachments) to the Master Purchase Agreement are not filed.  EQT will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

2.2                            Asset Exchange Agreement, dated as of December 19, 2012, by and between PNG Companies LLC and EQT Corporation.  Schedules (and similar attachments) to the Asset Exchange Agreement are not filed.  EQT will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

99.1                    Press release issued December 20, 2012.

Except for historical information contained herein, statements in this Form 8-K and the exhibits furnished herewith contain forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include, but are not limited to, statements regarding: plans, strategies, and objectives of the transaction; guidance regarding the expected form and amount of assets to be exchanged for Equitable Gas and Homeworks; the parties’ intention to treat the transactions as a like-kind exchange for U.S. federal income tax purposes; and the timing of receipt of required approvals. EQT has based these forward-looking statements on current expectations and assumptions about future events.  These statements are not guaranties of future performance or events and are subject to significant business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond EQT’s control, that could cause actual results to differ materially from projected results. With respect to the proposed transaction, these risks and uncertainties include, among others, the ability to obtain regulatory approvals for the transaction on the proposed terms and schedule; disruption to EQT’s business, including customer, employee and supplier relationships resulting from the transaction; and risks that the conditions to closing may not be satisfied.   Additional risks and uncertainties include, but are not limited to, those set forth under Item 1A, “Risk Factors” of EQT’s Form 10-K filed for the year ended December 31, 2011, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
(Registrant)

	By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and Chief Financial Officer

Date: December 20, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1

Master Purchase Agreement, dated as of December 19, 2012, by and among EQT Corporation, Distribution Holdco, LLC and PNG Companies LLC. Schedules (and similar attachments) to the Master Purchase Agreement are not filed. EQT will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

2.2

Asset Exchange Agreement, dated as of December 19, 2012, by and between PNG Companies LLC and EQT Corporation. Schedules (and similar attachments) to the Asset Exchange Agreement are not filed. EQT will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

99.1	Press release issued December 20, 2012.